SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 6, 2010

Ford Credit Floorplan Master Owner Trust A

(Issuer of the notes)

Ford Motor Credit Company LLC

 (Exact name of Sponsor as specified in its charter)

Ford Credit Floorplan Corporation	Ford Credit Floorplan LLC
 (Exact names of registrants as specified in their respective charters)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

333-148505	38-2973806	333-148505-01	38-3372243
(Commission File Number)	(I.R.S. Employer Identification No.)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan	48126	c/o Ford Motor Company c/o Ford Credit SPE Management Office World Headquarters - Suite 801-C1 One America Road Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)	(Address of Principal Executive Offices)	(Zip Code)

(313) 594-3495	(313) 594-3495
(Registrant's telephone number including area code)	(Registrant's telephone number including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

The Registrants, each as a Depositor, caused Ford Credit Floorplan Master Owner Trust A (the "Trust") to issue the $500,000,000 Series 2010-5 Asset Backed Notes, Class A (the "Notes") described in the Prospectus Supplement, dated September 28, 2010, and the Prospectus, dated September 27, 2010, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by Ford Credit Floorplan Corporation and Ford Credit Floorplan LLC, as registrants (the "Registrants").  The Notes were issued on October 6, 2010 and are registered under the Registration Statement filed by the Registrants with the Securities and Exchange Commission under the file numbers 333-148505 and 333-148505-01.

The Notes, which evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising in connection with the purchase and financing by motor vehicle dealers of their new and used car, truck and utility vehicle inventory, were issued pursuant to a Series 2010-5 Indenture Supplement, dated as of October 1, 2010 (the "Indenture Supplement"), between the Issuing Entity and The Bank of New York Mellon, as indenture trustee (the "Indenture Trustee"), a copy of which is attached hereto as Exhibit 4.1, to an Indenture, dated as of August 1, 2001, as amended and restated as of May 1, 2008, between the Issuing Entity and the Indenture Trustee in the form that is attached as Exhibit 4.1 to the Registration Statement.  This Current Report on Form 8-K is being filed in connection with the execution of the Indenture Supplement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

Item 9.01.                      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits:

Exhibit No.	Description
4.1	Series 2010-5 Indenture Supplement, dated as of October 1, 2010, between the Issuing Entity and the Indenture Trustee.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this Report to be signed on their respective behalfs by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

By:	/s/ Susan J. Thomas
Name: Susan J. Thomas
Title: Secretary

FORD CREDIT FLOORPLAN LLC

By:	/s/ Susan J. Thomas
Name: Susan J. Thomas
Title: Secretary

Dated: October 6, 2010

EXHIBIT INDEX

Exhibit No.	Description
4.1	Series 2010-5 Indenture Supplement, dated as of October 1, 2010, between the Issuing Entity and the Indenture Trustee.